FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated August 6, 2018

to the

Prospectus for Individual Flexible Premium Deferred Variable Annuity Contract

(dated May 1, 2018)

This supplement updates certain information about the flexible premium deferred variable annuity contract (the “Contract”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Contract prospectus for future reference.

On August 3, 2018, at a special meeting of shareholders of Federated Managed Tail Risk Fund II, the shareholders approved an Agreement and Plan of Reorganization, under which the Federated Managed Volatility Fund II would acquire all, or substantially all, of the assets of Federated Managed Tail Risk Fund II, after which the Federated Managed Tail Risk Fund II would be liquidated and dissolved (the “Reorganization”) and therefore no longer available for investment.

On or about August 17, 2018 (the “Liquidation Date”), any Accumulated Value a Contract Owner has in the Federated Managed Tail Risk Fund II Subaccount will be automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to the Federated Managed Volatility Fund II-Primary Shares Subaccount.

Contract Owners may continue to allocate premium and transfer Accumulated Value to the Federated Managed Tail Risk Fund II Subaccount until the close of business on August 15, 2018.  However, any order to allocate premiums and transfer Accumulated Value to the Federated Managed Tail Risk II Subaccount received by Farm Bureau Life Insurance Company after August 15, 2018 will be allocated to the Federated Managed Volatility Fund II-Primary Shares Subaccount.  This includes transfers of Accumulated Value under the dollar cost averaging, automatic rebalancing and interest sweep programs and transfers of Annuity Units.

Prior to the Liquidation Date, Contract Owners are free to transfer their Accumulated Value in the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under their Contract.  There will be no charge assessed for transfers made from the Federated Managed Tail Risk Fund II Subaccount.  From the Liquidation Date until October 17, 2018, Contract Owners can transfer their Accumulated Value in the Federated Managed Volatility Fund II-Primary Shares Subaccount that had been automatically transferred from the Federated Managed Tail Risk Fund II Subaccount to any other Subaccount and the Declared Interest Option available under the Contract without a charge being assessed for such transfer.  All such transfers will not count against the number of free transfers allowed each Contract Year.  Transfers made by Contract Owners in connection with the Reorganization of the Federated Managed Tail Risk Fund II are subject to limits on frequent transfer activity.  Please note that you may invest in only up to twelve Investment Options at any one time, including the Declared Interest Option.

Contract Owner rights and obligations under the Contracts and Contract Owner Accumulated Value will not change as a result of the Reorganization.  The fees and charges under the Contracts will not change and there will be no tax consequences to Contract Owners as a result of the Reorganization.

Within five days after the Reorganization, we will forward to Contract Owners affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

You should review the prospectus for the Federated Managed Volatility II-Primary Shares and the accompanying prospectuses for the other variable Investment Options available under your Contract before investing.  If your current allocation instructions direct premium payments or transfers of Accumulated Value to the Federated Managed Tail Risk Fund II Subaccount, we request that you contact your Farm Bureau agent or our Home Office toll-free at 1-800-247-4170 to make appropriate changes to your allocation instructions.

1.              As of the Liquidation Date, this supplement amends your prospectus by deleting all references in your prospectus to the Federated Managed Tail Risk Fund II.  As of the Liquidation Date, this supplement further amends the following disclosures in your prospectus.

2.              On page 5 of your prospectus, the table of Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets) is replaced with the following:

Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.39%

(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2017. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.39%

3.              On pages 6-7 of your prospectus, the Examples are revised as follows:

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The expense figures for the one year period in each example take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options. The expense figures for the three, five and ten year periods in each example do not take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$828	$1,228	$1,637	$3,041

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$736	$1,131	$1,536	$3,041

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$274	$841	$1,435	$3,041

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$706	$851	$992	$1,702

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$612	$751	$884	$1,702

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$145	$449	$776	$1,702

(1)         Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge).”)

4.              On page 11 of your prospectus, the first sentence under “Investment Options” is revised to read as follows:

There are currently 36 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option.

*                   *                  *

If you have any questions regarding this supplement or if you wish to receive a prospectus for your Contract and the prospectuses for the variable Investment Options, please contact our Home Office at 1-800-247-4170 or contact your Farm Bureau Agent.